Exhibit 10.2

In Puerto Real, on January 5th, 2024

AMENDMENT

On one side, Mr. Manuel Ignacio Díaz Charlo, of legal age, with NIF 34084001Y, residing at Puerto Real, Calle Portugal 2, acting on behalf and representation of the company SPORT CITY CÁDIZ S.L. with CIF B67957661 (hereinafter, PARENT COMPANY).

On the other side, Mr. Iván Contreras Torres, of legal age, with NIF 43516493X, residing at Cádiz, C/Estra Paseo de los Ingleses 4, acting on behalf and representation of the company SPORTECH CITY USA CORP with United States EIN 93-2959265 (hereinafter, SUBSIDIARY).

DECLARE

1.	That on September 1st, 2023, they signed an INTERCOMPANY CURRENT ACCOUNT CONTRACT.
2.	That it is in the interest of both parties to modify the content of the following clauses while maintaining the absolute validity of the remaining clauses.
3.	That all modifications are considered effective as of September 1st, 2023.
4.	That the modifications are made in accordance with the following:

STIPULATIONS

FIRST.- The wording of the following clauses is modified.

First.- OBJECT

The LENDER grants the BORROWER a financing line with a maximum amount of $1,000,000.00 (ONE MILLION DOLLARS).

Second.- DISBURSEMENTS

The SUBSIDIARY may request partial disbursements from the indicated maximum amount as needed.

Fourth.- INTEREST

Given the nature of the financial operation, both parties agree that the daily final balance interest rate is set at 4.19% APR.

Fifth.- OBLIGATIONS OF THE SUBSIDIARY

Repayment of the disbursed amounts before December 31st, 2029. The total or partial repayment of the debt must be made in dollars.

SECOND.- The clause “Sixth.- Capitalization Option” is deleted and therefore ceases to be in effect.

THIRD.- Consequently, the remaining clauses are renumbered as follows, maintaining all their current wording and full validity:

Original Contract	Amendment
Third	Third
Eighth	Sixth
Tenth	Seventh
Eleventh	Eighth
Twelfth	Ninth

/s/ Iván Contreras Torres
Signed:	THE SUBSIDIARY

/s/ Mr. Iván Contreras Torres
Signed:	THE PARENT COMPANY